UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2020

MAUI LAND & PINEAPPLE COMPANY, INC.

 (Exact name of registrant as specified in its charter)

Hawaii	001-06510	99-0107542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
200 Village Road, Lahaina, Maui, Hawaii 96761 (Address of principal executive offices) (Zip Code)

(808) 877-3351

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without Par Value	MLP	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On April 22, 2020, Maui Land & Pineapple Company, Inc. (the “Company”) held its 2020 annual meeting of shareholders (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934. The number of shares of the Company’s common stock that were outstanding as of February 28, 2020, which was the record date for the Annual Meeting, was 19,334,116. The results of the voting at the Annual Meeting were as follows:

Proposal 1: Election of Directors to serve for a one-year term:

	Shares Voted for	Shares Withheld	Broker Non-Votes
Stephen M. Case	15,174,438	550,296	2,347,450
Warren H. Haruki	15,184,795	539,939	2,347,450
David A. Heenan	14,344,585	1,380,149	2,347,450
Anthony P. Takitani	14,192,432	1,532,302	2,347,450
Arthur C. Tokin	14,270,663	1,454,071	2,347,450

Proposal 2: Approval, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers:

Shares voted for:	14,573,900
Shares voted against:	1,117,166
Shares abstained:	33,668
Broker non-votes:	2,347,450

Proposal 3: Ratification of Accuity LLP as the Company’s independent registered public accounting firm for the fiscal year 2020:

Shares voted for:	17,647,658
Shares voted against:	422,809
Shares abstained:	1,717
Broker non-votes:	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAUI LAND & PINEAPPLE COMPANY, INC.

Date: April 22, 2020	By:	/s/ SCOTT KODAMA
Scott Kodama
Controller